Exhibit D-1

Scottish Power System Retention Analysis Chart

Name of Company	Description of Business	Authorization
1- ScottishPower UK Holdings Limited	Holding company for holding securities and assets of SPUK whose principal activities are the generation, distribution, transmission and supply of electricity	FUCO Notification to SEC on Form U-57 on August 9, 2002. SEC File No. 073-00092 on behalf of SPUK Holdings

2- Scottish Power UK plc	Public Electricity Supply company, the principal activities of which are the generation, distribution, transmission and supply of electricity. All of SPUK’s direct and indirect subsidiaries are engaged in activities that directly related to the businesses of SPUK and Manweb as FUCOs.	FUCO Notification to SEC on Form U-57 on May 14, 1999. SEC File No. 073-00092 on behalf of SPUK.

3 - Aspen 1 Limited	Inactive/Dormant	Inactive/Dormant

3 - Caledonian Gas Limited	Inactive/Dormant	Inactive/Dormant

3 - Camjar plc	Inactive/Dormant	Inactive/Dormant

4 - Spotlight Trading Limited	Inactive/Dormant	Inactive/Dormant

4 - Telephone Information Services plc	Inactive/Dormant	Inactive/Dormant

3 - Manweb Limited	Inactive/Dormant	Inactive/Dormant

3 – RoboScot (38) Limited	Inactive/Dormant	Inactive/Dormant

3 - SaBRe Water Limited	Inactive/Dormant	Inactive/Dormant

3 - Scottish Power Trustees Limited	Inactive/Dormant	Inactive/Dormant

3 - Scottish Utility Services Limited	Inactive/Dormant	Inactive/Dormant

3 - ScottishPower Energy Retail Limited	The principal activity of the company is the supply of electricity and gas to domestic and business customers.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of utility entities engaged in energy supply activities)

4 - Manweb Energy Consultants Limited	Inactive/Dormant	Inactive/Dormant

4 - N.E.S.T.MAKERS Limited	The company undertakes energy efficiency surveys and provides energy efficiency advice to customers along with energy tariff advice. The company operates in the ‘fuel poor’/benefit market.	Rule 58(b)(1)(i) type of activity

Name of Company	Description of Business	Authorization
3 - ScottishPower Generation Limited	The principal activities of the company are the generation of electricity from the company’s own power stations and the purchase of external supplies of energy for sale to other businesses.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of utility entities engaged in energy supply activities)

4 - Beaufort Energy Limited	The company was established as a holding company for subsidiary companies involved in wind powered electricity generation.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of wind farms and renewable activities)

5 - CRE Energy Limited	The principal activity of the company is the construction and operation of wind-powered electricity generation.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of wind farms and renewable activities)

5 - Wind Resources Limited	The principal activity of the company is to invest in wind-powered electricity generation. The company owns two companies, Carland Cross Limited and Coal Clough Limited.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291(Dec. 6, 2000) (authorizing retention of wind farms and renewable activities)

6 - Carland Cross Limited	The principal activity of the company is to operate a wind farm on a site near Mitchell in Cornwall. The wind farm generates electricity using wind turbines, and consists of fifteen Vestas wind turbines.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of wind farms and renewable activities)

6 - Coal Clough Limited	The principal activity of the company is to operate a wind farm on a site near Burnley in Lancashire. The wind farm generates electricity using wind turbines, and consists of twenty four Vestas wind turbines.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of wind farms and renewable activities)

4 - CeltPower Limited	Joint venture between SPUK and Tomen Power Corporation (UK) Ltd for wind powered electricity Generation in Wales. Provides wind powered electricity to SPUK.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of wind farms and renewable activities)

4 - Emerald Power Generation Limited	The company previously acted as ScottishPower’s agent in conducting the bidding and settlement operations required under the New Electricity Trading Arrangements in England & Wales.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of Diamond Power Generation to engage in settlement operations)

4 - Manweb Generation Holdings Limited	The company’s principal activities are the investigation of, and subsequent investment in, energy generation ventures and the management of associated undertakings involved in electricity generation.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of Powergen Consultancy to engage in generation ventures)

Name of Company	Description of Business	Authorization
5 - Manweb Generation (Winnington) Limited	Inactive/Dormant	Inactive/Dormant

6 - Winnington Combined Heat and Power Limited	Inactive/Dormant	Inactive/Dormant

7 - Winnington Combined Heat and Power Developments Limited	Inactive/Dormant	Inactive/Dormant

7 - Winnington Combined Heat and Power Operations Limited	Inactive/Dormant	Inactive/Dormant

4 - Scotash Limited	The principal activity of the company is the sale of ash and ash-related cementitious products.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of HD/WS Corporation to engage in ash disposal activities)

4 - Shoreham Operations Company Limited	The principal activity of the company is to provide operational services at a gas-fired power station at Shoreham Harbour in Sussex.	Rule 58(b)(1)(vii) type of activity

4 - SMW Limited	The company was established to complement the activities of the ultimate parent company or of other companies in the group. These activities include tendering, commercial, design, construction, operational and related activities associated with wastewater treatment.	Rule 58(b)(1)(ix) type of activity

4 - South Coast Power Limited	The company was established with the purpose of developing a gas-fired power station at Shoreham Harbour in Sussex.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of FUCO related power stations)

3 - ScottishPower Group Money Purchase Pension Scheme Limited	The principal activity of the company is to act as the trustee of ScottishPower group money purchase pension scheme.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of East Midland electricity Share Trustees to engage in similar activities)

3 - ScottishPower Inc.	Inactive/Dormant	Inactive/Dormant

3 - ScottishPower Investments Limited	Investment holding company which holds the share capital of a number of SPUK subsidiary companies. Engages in long-term equity finance and provision of debt finance to other members of the group.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 2729 (Dec. 6, 2000) (authorizing retention of Powergen Group Investment to engage in similar activities)

Name of Company	Description of Business	Authorization
4 - Caledonian Communications Limited	Inactive/Dormant	Inactive/Dormant

4 - Genscot Limited	Investment holding company which previously held the majority of the share capital of Manweb plc. Currently, the company makes long term investments	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of Powergen group investment to engage in similar activities)

4 - Manweb Holdings Limited	Inactive/Dormant	Inactive/Dormant

5 - Manweb Contraction Services Limited	Inactive/Dormant	Inactive/Dormant

5 - Manweb Gas Limited	Inactive/Dormant	Inactive/Dormant

5 - Manweb Pensions Trustee Limited	Inactive/Dormant	Inactive/Dormant

4 - Mawlaw 526 Limited	Inactive/Dormant	Inactive/Dormant

4 - ScotPower Limited	Inactive/Dormant	Inactive/Dormant

4 - Scotsgrid Limited	Inactive/Dormant	Inactive/Dormant

4 - Scotspower Limited	Inactive/Dormant	Inactive/Dormant

4 - ScottishPower Finance Limited	Inactive/Dormant	Inactive/Dormant

4 - ScottishPower Insurance Limited	Wholly-owed captive insurance company used for risk management purposes on behalf of SPUK and its subsidiaries.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and (authorizing retention of Ergon Insurance as a captive insurance company) Interstate Energy, HCAR No. 27069 (Aug. 26, 1999)

4 - ScottishPower Leasing Limited	Inactive/Dormant	Inactive/Dormant

4 - ScottishPower Securities Limited	Inactive/Dormant	Inactive/Dormant

4 - ScottishPower Telecommunications Limited	Inactive/Dormant	Inactive/Dormant

Name of Company	Description of Business	Authorization
5 - Demon Internet Limited	Inactive/Dormant	Inactive/Dormant

6 - Cityscape Global Media Limited	Inactive/Dormant	Inactive/Dormant

6 - Cityscape Internet Services Limited	Inactive/Dormant	Inactive/Dormant

6 - Cityscape Limited	Inactive/Dormant	Inactive/Dormant

6 - Demon Limited	Inactive/Dormant	Inactive/Dormant

6 - Dispatch Publishing Limited	Inactive/Dormant	Inactive/Dormant

6 - Locomotive Software Group Limited	Inactive/Dormant	Inactive/Dormant

7 - Locomotive Software Developments Limited	Inactive/Dormant	Inactive/Dormant

7 - Turnpike 1996 Limited	Inactive/Dormant	Inactive/Dormant

7 - Turnpike Limited	Inactive/Dormant	Inactive/Dormant

6 - The IP Systems Operation Limited	Inactive/Dormant	Inactive/Dormant

5 - Lancastrian Holdings Limited	Inactive/Dormant	Inactive/Dormant

6 - Megafone (UK) Limited	Inactive/Dormant	Inactive/Dormant

6 - Psychic Companions Limited	Inactive/Dormant	Inactive/Dormant

5 - SPPT Limited	Inactive/Dormant	Inactive/Dormant

5 - Watermark Games Limited	Inactive/Dormant	Inactive/Dormant

4 - SP Manweb plc	Regional Electricity Company, the principal activities of which are the distribution, transmission and supply of electricity. Manweb operated in the Mersey and North Wales area.	FUCO. See SEC File No. 073-00092.

5 - Manweb Nominees Limited	Inactive/Dormant	Inactive/Dormant

5 - Manweb Services Limited	Inactive/Dormant	Inactive/Dormant

5 - Manweb Share Scheme Trustees Limited	Inactive/Dormant	Inactive/Dormant

4 - SSEB Limited	Inactive/Dormant	Inactive/Dormant

3 - ScottishPower Share Scheme Trustees Limited	The company acts as the trustee of the ScottishPower Qualifying Employee Share Ownership Trust being part of the ScottishPower Sharesave Scheme, the purpose of which is to encourage and facilitate the acquisition and holding of shares by and for the benefit of the employees and certain former employees of companies within the group.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of East Midland electricity Share Trustees to engage in similar activities)

Name of Company	Description of Business	Authorization
3 - ScottishPower Sharesave Trustees Limited	The company acts as the trustee of the ScottishPower Qualifying Employee Share Ownership Trust established in 2000 being part of the ScottishPower Sharesave Scheme, the purpose of which is to encourage and facilitate the acquisition and holding of shares by and for the benefit of the employees and certain former employees of companies within the group.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of East Midland electricity Share Trustees to engage in similar activities)

3 - Selectusonline Limited	The principal activity of the company is to facilitate planning and procurement of products and supplies and thereby reduce utility supply chain management costs and provide non-financial benefits to the parent companies such as the harmonization of technical standards.	Rule 58(b)(1)(vii) type of activity

3 - SP Dataserve Limited	The principal activities of the company are data collection, data aggregation, meter operation and revenue protection.	Rule 58(b)1(vii) type of activity; Conectiv, HCAR No. 26832 (Feb. 25, 1998)(authorizing meter reading activities); and National Gird HCAR No. 27154 (Mar. 15, 2000) (authorizing retention of Teldata which offers meter reading and billing services).

3 - SP Distribution Limited	The principal activities of the company are the ownership and operation of the electricity distribution network within the ScottishPower area.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of East Midland electricity Distribution to engage in distribution network services)

4 - Scottish Electricity Settlements Limited	The principal activity of the company is to undertake the development of, and subsequently manage the operation of, central systems and related trading arrangements to facilitate settlement in the Scottish electricity market.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of Diamond Power Generation to engage in settlement operations)

3 - SP Gas Limited	The company’s principal activity is gas transportation for which a license is held which permits the ownership and operation of gas infrastructures.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000) (authorizing retention of East Midlands Gas Pipelines to engage in gas operations)

Name of Company	Description of Business	Authorization
3 - SP Power Systems Limited	The principal activity of the company is the provision of asset management services.	Rule 58(b)(1)(vii)

4 - Core Utility Solutions Limited	The company carries out the design and construction of utility connections for housing, commercial and industrial developments in both a single and multi-utility capacity.	Rule 58(b)(1)(vii)

3 - SP Transmission Limited	The principal activities of the company are the ownership and operation of the electricity transmission network within the ScottishPower area and the interconnectors to the electricity transmission systems of Northern Ireland and England and Wales.	Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of transmission facilities to engage in power activities)

4 - GBSO Limited	The company was established as a vehicle to submit an expression of interest to Ofgem in relation to the creation of a GB system operator. The company is now inactive	Inactive/Dormant

3 - Teledata (Holdings) Limited	Inactive/Dormant	Inactive/Dormant

4 - Teledata (Outsourcing) Limited	Inactive/Dormant	Inactive/Dormant

5 - The CallCentre Service Limited	Inactive/Dormant	Inactive/Dormant

4 - Teledata Scotland Limited	Inactive/Dormant	Inactive/Dormant

4 - The Information Service Limited	Inactive/Dormant	Inactive/Dormant

5 - Clubcall Telephone Services Limited	Inactive/Dormant	Inactive/Dormant

5 - Clubline Services Limited	Inactive/Dormant	Inactive/Dormant

3 - Telephone International Media Holdings Limited	Inactive/Dormant	Inactive/Dormant

4 - Copperteam Limited	Inactive/Dormant	Inactive/Dormant

4 - Telephone International Media Limited	Inactive/Dormant	Inactive/Dormant

4 - TIM Limited	Inactive/Dormant	Inactive/Dormant

2 - ScottishPower Energy Management (Agency) Limited	The company provides staff and administrative support on an agency basis for all commercial and trading activity undertaken by ScottishPower Energy Management Limited and Scottish Power UK plc	Rule 58(b)(1)(v) and (vii) type of activity

2 - ScottishPower Energy Management Limited	The principal activities of the company are the wholesale purchase and sale of electricity, gas and coal and the operation of gas storage facilities.	Rule 58(b)(1)(ix) type of activity

Name of Company	Description of Business	Authorization
3 – Holford Gas Storage Limited	Gas storage	Rule 58(b)(1)(ix) type of activity

1 - SP Finance	Inactive/Dormant	Inactive/Dormant

1 - SP Finance 2 Limited	Inactive/Dormant	Inactive/Dormant

2 - PacifiCorp UK Limited	Inactive/Dormant	Inactive/Dormant

1 - Scottish Power Overseas Holding Ltd	Special Purpose financing entity formed to hold the securities of PECL. This entity was organized solely to hold all of the issued share capital of PacifiCorp Energy Canada, Ltd., an Alberta corporation. It was incorporated under the laws of the United Kingdom. SPOHL’s direct parent is Scottish Power plc.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets nonutility companies.)

2 - PacifiCorp Canada Ltd.	Vehicle to buy gas storage facility in Canada; currently owns 57% interest in Alberta Hub Joint Venture, formed to construct and operate a 40bcf natural gas storage facility located in Alberta, Canada. This entity also engages in energy management and optimization activities, including taking physical and financial natural gas positions around its storage capacity.	NiSource Inc. HCAR No. 27789 (Dec. 30, 2003) (authorizing NiSource nonutility subsidiaries to engage in the development, exploration and production of natural gas and oil in Canada and to invest in natural gas storage facilities. Rule 58(b)(1)(ix) type of activity

1 – SP Finance 4 Limited	Inactive/Dormant	Inactive/Dormant

1 - SP Finance 5 Limited	Inactive/Dormant	Inactive/Dormant

1 - Venus 5 Limited	The principal activity of the company is that of a financing entity that holds investments in other companies.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291; and ScottishPower, HCAR No. 27290 (Dec. 6, 2000) (authorizing retention and creation of financing entities)

1 - ScottishPower NA 1 Limited	Intermediate holding company which acts as a partner in NA General partnership, the parent of the consolidated PacifiCorp group, under Scottish Power plc.	The National Grid Group plc, HCAR No. 27154 (3/15/00) (authorizing the use of intermediate holding companies). Also E.ON AG, HCAR No. 27539 6/14/2002

1 - ScottishPower NA 2 Limited	Intermediate holding company which acts as a partner in NA General partnership, the parent of the consolidated PacifiCorp group, under Scottish Power plc.	The National Grid Group plc, HCAR No. 27154 (3/15/00) (authorizing the use of intermediate holding companies). Also E.ON AG, HCAR No. 27539 6/14/2002

Name of Company	Description of Business	Authorization
2 - PacifiCorp Holdings, Inc. (PHI)	Intermediate holding company and parent of U.S. consolidated group under Scottish Power.	Scottish Power plc, HCAR No. 27290 (Dec. 6, 2000) (authorizing creation of Holdco to hold shares of PacifiCorp and PGHC))

3 - PacifiCorp	Public Utility Company	Section 9(a)(2)

4 - Centralia Mining Company	Operating coal mining company.	Powergen, HCAR No. 27291 (Dec. 6, 2000) authorizing retention of LG&E coal mining companies; American Electric Power Company, Inc., Holding Company Act Release No. 27186 (6/14/00) (not required to divest coal mining companies).

4 - Glenrock Coal Company	Operating coal mining company.	Powergen, HCAR No. 27291 (Dec. 6, 2000) authorizing retention of LG&E coal mining companies; American Electric Power Company, Inc., Holding Company Act Release No. 27186 (6/14/00) (not required to divest coal mining companies).

Interwest Mining Company	Provides administrative, technical and management services for the PacifiCorp mining companies.	Rule 58(1)(b)(vii).

4 - Pacific Minerals, Inc.	Partner in Bridger Coal Company partnership with Idaho Power Company.	Powergen, HCAR No. 27291 (Dec. 6, 2000) authorizing retention of LG&E coal mining companies; American Electric Power Company, Inc., Holding Company Act Release No. 27186 (6/14/00) (not required to divest coal mining companies).

4 - Bridger Coal Company	Operating Coal Mining Company (66.67% interest). Established partnership for tax purposes.	Powergen, HCAR No. 27291 (Dec. 6, 2000) authorizing retention of LG&E coal mining companies; American Electric Power Company, Inc., Holding Company Act Release No. 27186 (6/14/00) (not required to divest coal mining companies).

Name of Company	Description of Business	Authorization
4 - PacifiCorp Environmental Remediation Company	Consolidate, evaluate, manage and resolve certain environmental liabilities of PacifiCorp.	Rule 58(1)(b)(vii).

4 - PacifiCorp Future Generations, Inc.	This entity holds carbon tax credits. Engages in voluntary greenhouse gas mitigation projects	Rule 58(1)(b)(ii).

4 - Canopy Botanicals, Inc.	This entity holds carbon tax credits. Engages in voluntary greenhouse gas mitigation projects	Rule 58(1)(b)(ii).

4 - Canopy Botanicals, SRL	This entity holds carbon tax credits. Engages in voluntary greenhouse gas mitigation projects	Rule 58(1)(b)(ii).

4 - PacifiCorp Investment Management	Provides management services to PacifiCorp Environmental Remediation Company	Rule 58(b)(1)(vii)

3 - Pacific Klamath Energy, Inc.	Manages Klamath Falls, Oregon project, gas turbine cogen plant incorporating CO2 innovative mitigation.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets and manage QFs, EWGs or FUCOs) ; Rule 58(b)(vii)

Name of Company	Description of Business	Authorization
3 - PacifiCorp Group Holdings Company	Non-utility holding company of PFS and PIGHC nonregulated subs.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

4 - New Energy Holdings I, Inc.	Shell intermediate holding companies for previously owned PacifiCorp FUCO	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

Name of Company	Description of Business	Authorization
5 - EnergyWorks Holdings I, Inc.	Shell intermediate holding company for previously owned PacifiCorp FUCO

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of or finance QFs, EWGs, FUCOs or other nonutility companies.)

6 - New IndiaPower Company Two	Shell entity that was intended to work on development of cogeneration projects in India—no viable projects were identified. Intend to dissolve.

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of or finance QFs, EWGs, FUCOs or other nonutility companies.)

7 - EnergyWorks India Co. Pvt. Ltd.	Entity intended to work on development of cogeneration projects in India—no viable projects were identified. Intend to dissolve.

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of or finance QFs, EWGs, FUCOs or other nonutility companies.)

6 - New IndiaPower Company One	Shell entity. Was intended to work on development of cogeneration projects in India—no viable projects were identified. Intend to dissolve.

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of or finance QFs, EWGs, FUCOs or other nonutility companies.)

Name of Company	Description of Business	Authorization
4 - PacifiCorp Trans, Inc.	Inactive	Inactive

4 - PACE Group, Inc.	Owns assets of former corporation, DUSCO, Inc.; holds economic development assets formerly held by PGC. Holds undeveloped land in Rock Springs at entrance to White Mountain Village. Property and leasehold improvements in Oregon are currently for sale. Pace also receives monthly payments from Inn at Seventh Mountain, Bend, OR, for the ventilation system installed at 7th Mountain and subsequently pays the lessor, First Security Bank of Utah. This arrangement will continue until property is sold or possibly the expiration of the lease in 2006.	Ameren Corp HCAR NO. 26809 (Dec. 30, 1997); and E.ON, HCAR No. 27539 (Jun. 14, 2002) (authorizing the retention of subsidiaries that engage in real estate activities in the context of community redevelopment) WPL Holdings, Inc., HCAR No. 26856 (Apr. 14, 1998) (authorizing retention of company organized to promote economic development)

4 - Pacific Kinston Energy, Inc.	Inactive	Inactive

4 - PacifiCorp Development Company	Inactive	Inactive

5 - PacifiCorp Generation International, BV	Inactive	Inactive

6 - Pacific Bakun Energy BV	Inactive	Inactive

4 - PacifiCorp Energy Services, Inc.	Inactive	Inactive

4 - PacifiCorp Energy Ventures, Inc.	Special Purpose Subsidiary. Holds energy venture capital investments in new technologies. Invested in startup energy related companies: Blacklight Power (2% interest), attempting to pioneer new generating technologies; Maxwell Energy (7.5%) interest, developing untra-capacitor technology for power quality management (sold); Inari (3% interest), developing untra-capacitor technology for power quality management; and LP interest in Nth Power, a venture capital fund specializing in power technologies.	E.ON, HCAR No. 27539 (Jun. 14, 2002); Powergen, HCAR No. 27291 (Dec. 6, 2000); and Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets Rule 58 nonutility companies.)

5 - Nth Power Management, L.P.	Energy Technology equipment. Venture capital fund specializing in power technologies. PacifiCorp Energy Ventures, Inc. currently holds an 18.8% interest.	Cinergy Corp., HCAR No. 26565 (Aug. 28, 1996) (authorizing Cinergy investment in Nth Power)

Name of Company	Type of Business	Authorization
4 – PacifiCorp Financial Services, Inc.	Non-utility Holding Company for Syn fuel holdings and other (passive ownership) real estate holdings. Currently has two principal business segments remaining: leveraged aircraft leases—leasing, some real estate.

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and

Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

5 - Birmingham Syn Fuel I, Inc.	Inactive	Inactive

5 - CS Holdings, Inc.	Inactive	Inactive

5 - Koala FSC, Ltd.	Inactive	Inactive

5 - Leblon Sales Corporation	Inactive	Inactive

5 - Pacific Development (Property), Inc.	Real estate development (Passive ownership). This entity was formed primarily to hold one piece of commercial real estate which is currently leased to the operators of the Lloyd Athletic Club—historical holding.	Conectiv, HCAR No. 26832 (Feb. 25, 1998) (authorizing the retention of DCI, a company that develops and sells properties –acquired for and exist as a means of recovering the cost associated with its acquisition) This real estate holding is incidental to the integrated utility operations within the meaning of section 11(b)(1). It is not intended that this entity would develop into an active real estate management and trading operation nor are there any plans to expand this real estate holding.

5 - Pacific Harbor Capital, Inc.	This entity was formerly used as the principal company in tax credit affordable housing transactions. It exited this business. This entity now remains as the principal entity involved in the company’s remaining leveraged aircraft lease transactions (passive ownership).	Passive leverage leasing activities. American Electric Power Company, Inc., Holding Company Act Release No. 27186 (6/14/00) (authorizing retention of CSW Leasing) and Ameren Corporation, Holding Company Act Release No. 26809 (12/30/97) (authorizing leverage leasing activities.)

Name of Company	Description of Business	Authorization
6 - PFI International, Inc.	Inactive	Inactive

6– PHC Properties Corporation	Holds rights to remaining payments due on resale of land repossessed by Pacific Harbor Capital after default on pre-merger $10 million loan. (passive ownership). PHC’s predecessor, PacifiCorp Credit, Inc. (PCI was the old Northwest Acceptance Corp. bought by PacifiCorp subsidiary, Inner PacifiCorp in the mid-80s) made a $10M loan in 1987 for a golf course real estate development called Fiddlesticks in Fort Myers, Florida. We foreclosed on the property and used PHC Properties to hold it and finish the development and sell the property. A series of lawsuits that we started around 1991 finally ended around 2001, and we are still receiving settlement payments on account of one of the settlement agreements with PHCP.	Conectiv, HCAR No. 26832 (Feb. 25, 1998) (authorizing the retention of a company that develops and sells properties –acquired for and exist as a means of recovering the cost associated with its acquisition) It is not intended that this entity would develop into an active real estate management and trading operation nor are there any plans to expand this real estate holding.

5 - PCC Holdings, Inc.	Shell holding company which indemnifies sold real estate. This entity formerly held real estate parcels in Illinois and New Jersey. Such parcels were sold and entity remains to satisfy potential indemnity claims.	Conectiv, HCAR No. 26832 (Feb. 25, 1998). It is not intended that this entity would develop into an active operation nor are there any plans to expand this real estate holding.

5 - PacifiCorp Capital, Inc.	Inactive	Inactive

6 - Hillsborough Leasing Services, Inc.	Inactive	Inactive

5 - PNF Holdings, Inc.	Inactive	Inactive

5 - VCI Acquisition Co.	Inactive (dissolved 5-11-2004)	Inactive

Name of Company	Description of Business	Authorization
4 – PacifiCorp International Group Holdings Company	Nonutility holding company which held sold PacifiCorp FUCO operations

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and

Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

5 - PacifiCorp Hazelwood Pty. Ltd.	Inactive	Inactive

6 - Hazelwood Australia, Inc.	Inactive	Inactive

Name of Company	Description of Business	Authorization
6 - Hazelwood Ventures, Inc.	Inactive	Inactive

6 - Hazelwood Finance LP (12.55%)	Inactive	Inactive

Name of Issuer	Type of Business
3 – PPM Energy, Inc.	Nonutility holding company, that holds QFs, EWGs and Rule 58 companies

E.ON, HCAR No. 27539 (Jun. 14, 2002);

Powergen, HCAR No. 27291 (Dec. 6, 2000); and

Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

4 - Phoenix Wind Power LLC	EWG	Section 32

4 - PPM Alta Mesa LLC	Inactive	Inactive

4 – PPM Colorado Wind Ventures	SPC/FE to develop own and operate wind facilities	Rule 58 (b)(1)(viii)

5 – Colorado Wind Ventures, LLC	SPC/FE to develop own and operate wind facilities	Rule 58 (b)(1)(viii)

6 – Colorado Green Holdings, LLC	EWG	Section 32

4 – Mountain View Green LLC	SPC/FE to develop own and operate wind facilities	Rule 58 (b)(1)(viii)

5 – Mountain View Power Partners III, LLC	EWG	Section 32

4 – Trimont Wind I LLC	Inactive	Inactive

4 – Ivanhoe Wind Energy LLC	Inactive	Inactive

4 - Klamath Energy, LLC	EWG	Section 32

4 - Klamath Generation, LLC	Special Purpose Company used to develop the Klamath Project.	Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

4 – West Valley Leasing LLC	Non-utility Generation Company	Rule 7d Leasing arrangement

4 - Klondike Wind Power LLC	EWG – Wind generation plant in Oregon	Section 32

4 - Moraine Wind II LLC	SPC/FE to develop own and operate wind generation QF in Minnesota. May eventually become an EWG	Rule 58 (b)(1)(viii)

4 – Moraine Wind LLC	EWG	Section 32

Name of Company	Description of Business	Authorization
4 - Heartland Wind LLC	SPC/FE to develop own and operate wind	Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

5 - Flying Cloud Power Partners, LLC	EWG – owns and operates Flying Cloud wind generation facility in Iowa	Section 32

4 - Pacific Wind Development LLC	SPC/FE for potential QF and wind development projects in the Western part of U.S	Rule 58(b)(1)(viii)

4 - Arlington Wind LLC	SPC/FE for potential QF and wind development projects	Rule 58(b)(1)(viii)

4 - Scenic Vista Wind Power, LLC	SPC/FE which owns rights to develop potential QF or EWG wind generation facility in Oregon (sold to FPL Energy effective 3-19-04).	Rule 58(b)(1)(viii)

4 - Enstor, Inc.	Holding Company for Gas Storage Facilities	Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

5 - City Gate Gas Storage LLC	Holds interest in gas storage facility development	Rule 58(b)(1)(ix)

5 - Columbia Gas Storage LLC	Holds interest in gas storage facility development	Rule 58(b)(1)(ix)

5 – Delta Gas Storage LLC	Holds interest in gas storage facility development	Rule 58(b)(1)(ix)

5 - Enstor Louisiana LLC	Holds interest in gas storage facility development	Rule 58(b)(1)(ix)

5 - Brentwood Gas Storage LLC	Holds interest in gas storage facility development	Rule 58(b)(1)(ix)

5 - Enstor Operating Co., LLC	Holds interest in gas storage facility development	Interstate Energy, HCAR No. 27069 (Aug. 26, 1999) (authorizing retention of special purpose entities to hold assets of QFs, EWGs, FUCOs or other nonutility companies.)

6 - KATY Storage & Trans, LP	Holds interest in gas storage facility development	Rule 58(b)(1)(ix)

An inactive or dormant company refers to a company that does not engage in trading or conduct or solicit business and has no material revenues or income. Inactive or dormant companies are often held until the resolution of contingent liabilities, to maintain certain rights or as a shell to be used in a future transaction.

20

Status of PHI Nonutility Subsidiaries Existing as of 11/29/99

Name of Company	Org.	State/Country	Status
Biodiversidad Sostenible	Business Arrangement	Bolivia	This business arrangement is still active, however, it is not a statutory subsidiary. The statutory subsidiary that owns this project is Canopy Botanicals, S.R.L.

Rio Bravo Carbon Sequestration Pilot Project	Business Arrangement	Belize	This business arrangement is still active, however, it is not a statutory subsidiary. The statutory subsidiary that owns this project is Canopy Botanicals, S.R.L.

PACORP	Corp.	OR	Dissolved on 7/28/00 because the business operations were no longer required in the system.

Orcom System, Inc.	Corp.	OR	PacifiCorp affiliate owned 50% of Orcom and sold to Livewire Utilities on 1/27/00.

Inspect LLC	L.L.C.	OR	Dissolved 12/29/99 because the business operations were no longer required in the system.

Pacific Generation Int’l Ltd.	Corp.	Cayman Islands	Dissolved 10/31/97 because the business operations were no longer required in the system.

PacGen SMHPC Ltd.	Corp.	Mauritius	Dissolved 9/28/00 because the business operations were no longer required in the system.

PacifiCorp Australian Gas Project	Corp.	Cayman Islands	Dissolved 3/31/00 – Sold all Australian FUCOs and no longer looking to develop international projects.

PacifiCorp Brazil Development Corp.	Corp.	Cayman Islands	Dissolved 3/31/00 – No longer looking to bid on or develop projects in Brazil

PacifiCorp International Development Corp.	Corp.	Cayman Islands	Dissolved 12/29/00 - No longer looking to bid on or develop foreign utility businesses.

PacifiCorp Ismir Development Corp.	Corp.	Cayman Islands	Dissolved 2/21/02 - No longer looking to bid on or develop projects in Turkey.

PacifiCorp Turkey Holding Co.	Corp.	OR	Dissolved 3/31/00- No longer looking to bid on or develop utility projects in Turkey.

PacifiCorp Turkey Generation Development Corp.	Corp.	Cayman Islands	Dissolved 3/31/00- No longer looking to bid on or develop projects in Turkey.

PacifiCorp Energy, Inc.	Corp.	OR	Dissolved 2/20/03 because the business operations were no longer required in the system.

Farnham Gas Storage LLC	L.L.C.	DE	Sold to Enstor, L.P.(now known as ENX, L.P.), a non-associate company, 10/12/01

Name of Company	Org.	State/Country	Status
Jefferson Gas Storage LLC	L.L.C.	DE	Dissolved 10/15/99 because the business operations were no longer required in the system.

Moab Gas Storage LLC	L.L.C.	DE	Dissolved in 2001 because the business operations were no longer required in the system.

PacifiCorp Kentucky Energy Co.	Corp.	OR	Dissolved 12/20/99 because the business operations were no longer required in the system.

PacifiCorp EnergyCo Holdings LLC	L.L.C.	England/Wales	Dissolved 9/12/00 because the business operations were no longer required in the system.

PacifiCorp Powercoal LLC	L.L.C.	OR	Dissolved 12/16/99 because the business operations were no longer required in the system.

Birmingham Syn Fuel, LLC	L.L.C.	OR	Sold to Marriott International on 10/15/01.

PacifiCorp Syn Fuel, LLC	L.L.C.	OR	Sold to Marriott International on 10/15/01.

Birmingham Syn Fuel II, LLC	Corp.	OR	Sold to Marriott International on 10/15/01.

Covol Technologies, Inc.	Business Arrangement	DE	Terminated and interests dissolved in 10/2001.

PFI Lakewood Limited, Inc.	Corp.	OR	Passive tax exempt. This entity was merged with Pacific Harbor Capital on 1/20/00.

Pacific Harbor Capital, Inc.	Corp.	DE	Manages passive leverage leasing portfolio and holds notes to misc. asset recovery

Stanan Computer Leasing, Inc.	Corp.	DE	Dissolved on 3/26/01 pursuant to contract expiration.

Demand Side Receivables, Inc.	Corp.	OR	Dissolved 1/18/2000 because business operations no longer required in the system

PacifiCorp Netherland Holdings BV	Corp.	Netherlands	Entity was formed in relation to Philippines bidding – scheduled to be dissolved within the next 12 months

PacifiCorp Philippines Development Corporation	Corp.	Cayman Islands	Dissolved 5/31/03 – No longer bidding on or developing projects in the Philippines.

Ambuklao Power, Inc.	Corp.	Philippines	PacifiCorp no longer has any interest in Ambuklao which was part of the Philippines bidding process.

PacifiCorp Turkey Development Corporation	Corp.	Cayman Islands	Dissolved 3/31/00 – No longer bidding on or developing projects in Turkey.

Name of Company	Org.	State/Country	Status
PacifiCorp UK Development Corporation	Corp.	Cayman Islands	Dissolved 5/31/03 – No longer bidding on or developing projects in the UK under PacifiCorp.

PacifiCorp Services Limited	Corp.	England/Wales	Dissolved 9/12/00 because the business operations were no longer required in the system.

PacifiCorp Finance (UK) Limited	Corp.	England/Wales	Dissolved 9/12/00 because the business operations were no longer required in the system.

PacifiCorp Acquisitions	Corp.	England/Wales	Dissolved 9/12/00 because the business operations were no longer required in the system.

PacifiCorp Investments (Middle East) Int’l Holding Co. Limited	Corp.	United Kingdom	Dissolved 9/12/00 because the business operations were no longer required in the system.

PacifiCorp – Enstor Gas Storage Co.	Corp. (JV)	DE	Dissolved 12/31/02 because joint venture terminated.

PacGen Co., Ltd.	Corp.	Cayman Islands	Dissolved on 3/30/01 because the business operations were no longer required in the system.

Paccom Leasing	Corp.	OR	Merged into Pacific Financial Services 2/3/00

Pacific Generation (Cayman), Inc.	Corp.	Cayman Islands	Dissolved 9/12/00 because the business operations were no longer required in the system.

Lakewood Properties	Corp.	DE	Passive real estate investment merged into Pacific Harbor Capital 1/20/00

Eastern Investment Company	Corp.	OR	Sold to CKI/HEI Electricity Distribution PTY Ltd and Cheung Kong Infrastructure Holdings Limited Hongkong Electric Holdings Limited on 9/3/00 as part of Powercor Sales Transaction

PacifiCorp Australia LLC	Corp.	OR	Sold to CKI/HEI Electricity Distribution PTY Ltd and Cheung Kong Infrastructure Holdings Limited Hongkong Electric Holdings Limited on 9/3/00 as part of Powercor Sales Transaction

PacifiCorp Australia Holdings Pty Ltd.	Corp.	Australia	Sold to National Power Australia Holdings Pty Ltd on 11/17/00 as part of Hazelwood Sales Transaction.

PacifiCorp Australia Limited	Corp.	OR	Sold to CKI/HEI Electricity Distribution PTY Ltd and Cheung Kong Infrastructure Holdings Limited Hongkong Electric Holdings Limited on 9/3/00 as part of Powercor Sales Transaction

Hazelwood Holdings, Inc.	Corp.	Cayman Islands	Sold to National Power Australia Holdings Pty Ltd on 11/17/00 as part of Hazelwood Sales Transaction.

Australia Ombudsman Limited	Corp.	Australia	Sold to National Power Australia Holdings Pty Ltd on 11/17/00 as part of Hazelwood Sales Transaction.

PacifiCorp Global, Inc.	Corp.	Cayman Islands	Sold to CKI/HEI Electricity Distribution PTY Ltd and Cheung Kong Infrastructure Holdings Limited Hongkong Electric Holdings Limited on 9/3/00 as part of Powercor Sales Transaction

Name of Company	Org.	State/Country	Status
Hazelwood Pacific Pty Litd.	Corp	Australia	Sold to National Power Australia Holdings Pty Ltd on 11/17/00 as part of Hazelwood Sales Transaction.

Pan-Pacific Global Corp.	Corp.	OR	Sold to CKI/HEI Electricity Distribution PTY Ltd and Cheung Kong Infrastructure Holdings Limited Hongkong Electric Holdings Limited on 9/3/00 as part of Powercor Sales Transaction

PPM 1 LLC	Corp.	OR	Formed on 7/18/97 and was inactive until changed its name to Phoenix Wind Power LLC on 11/13/01.

PPM 2 LLC	Corp.	OR	Formed on 7/18/97 and was inactive until dissolved on 12/29/99.

PPM 3 LLC	Corp.	OR	Formed on 7/18/97 and was inactive until it changed its name to Klamath Energy LLC on 8/20/01.

PPM 4 LLC	Corp.	OR	Formed on 7/18/97 and was inactive until it changed its name to Klamath Generation LLC on 10/22/01.

PPM 5 LLC	Corp.	OR	Formed on 7/18/97 and was inactive until it changed its name to West Valley Leasing Company LLC on 2/20/02.

PPM 6 LLC	Corp.	OR	Formed on 7/18/97 and was inactive until it changed its name to West Valley Generation LLC on 7/25/01 and then Klondike Wind Power LLC 12/19/01.

All other nonutility subsidiary companies still exists.